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                                                                 EXHIBIT 10.3

                                   [FORM OF]
                             AMENDED AND RESTATED
                             EMPLOYMENT AGREEMENT


      THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is effective as of January 1, 1997 by and between WHITE CAP INDUSTRIES, INC., a California corporation (the "Company"), and RICHARD GAGNON, an individual ("Executive").


                                R E C I T A L S

      WHEREAS, the Company and Executive entered into that certain Employment Agreement dated February 25, 1997 (the "Employment Agreement"); and

      WHEREAS, the parties desire to amend the Employment Agreement as provided herein; and

      WHEREAS, the Company desires to retain the services of Executive, and Executive desires to be employed by the Company, on the terms and subject to the conditions set forth in this Agreement; and

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. The Company shall employ Executive, and Executive accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning January 1, 1997 and ending as provided in
Section 5 hereof (the "Employment Period").

2.    Position and Duties.

      (a) During the Employment Period, Executive shall serve as a Senior Vice President and the National Sales Manager of the Company and shall have the normal and reasonable duties, responsibilities and authority commensurate with such position as determined by the Board of Directors of the Company and as directed by the President of the Company. Executive's services pursuant to this Agreement shall be performed primarily at the Company's principal place of business in Orange County, California, and at such other facilities of the Company as are necessary for the Executive to perform his duties hereunder.


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